News Release

Tresoro Mining Corp. Clarifies Inaccurate Information From
Former President, Rahim Jivraj

VANCOUVER, British Columbia, May 3, 2012 -- Tresoro Mining Corp. (the "Company" or "Tresoro") (TSOR-OTCQB, AN4-Frankfurt) announces that its former President has provided inaccurate information to the press regarding legal proceedings between the Company and himself and Mercer Gold Corp. ("Mercer BC").  The Company seeks to clarify information relating to these legal proceedings.

Summary of Proceedings

On July 11, 2011, Mercer BC delivered a notice of default (the "Default Notice") under the Option Agreement, alleging 10 grounds of default. Tresoro provided a written reply on July 19, 2011 and assumed the matter was concluded.

On August 25, 2011, Mercer BC delivered a notice of termination (the "Termination Notice"), asserting that the Option Agreement was terminated on the basis that Tresoro's July 19, 2011 reply had not been compliant with the terms of the Option Agreement. By reason of the Termination Notice, Mercer BC asserted that it was at liberty to control and develop the Guayabales Gold Project (the "Property") without regard to Tresoro's interests.

On September 21, 2011, Tresoro commenced an arbitration proceeding before the British Columbia International Commercial Arbitration Centre (the "Arbitration Proceeding"). In the Arbitration Proceeding, Tresoro sought inter alia relief falling into three categories: (i) Tresoro disputed that the Default Notice was compliant with the requirements of the Option Agreement and was therefore invalid; (ii) Tresoro disputed that it was in default as alleged in the Default Notice; and (iii) Tresoro disputed that the Termination Notice was valid.

Mercer BC sought to litigate these same issues in the British Columbia Supreme Court. On December 5, 2011, Mr. Justice Greyell issued a stay of proceedings with respect to Mercer BC's court action, and also enjoined Mercer BC and Rahim Jivraj from taking any steps which interfered with Tresoro's role as operator of the Property and optionee under the Option Agreement.

In its statement of defense in the Arbitration Proceeding, Mercer BC abandoned 7 of the 10 allegations of default set out in the Default Notice.

On February 16, 2012, Tresoro applied to strike portions of Mercer BC's defense on the basis that it raised factual issues, which were beyond the jurisdiction of the Tribunal. Although Tresoro's application was dismissed, in responding to the application, Mercer BC withdrew a further allegation of default, leaving only 2 remaining allegations of default from the original 10 grounds of default. Mercer BC also conceded that the Termination Notice was invalid.

On March 19, 2012, the Tribunal (Thomas Braidwood QC, John Hunter QC and David Wotherspoon) granted an award declaring that the Termination Notice was invalid. As a result of this declaration, there is no dispute that the Option Agreement remains valid and binding on the parties.

On January 13, 2012, the Tribunal ordered the parties to post $35,000 each as security for the arbitrators' fees. Tresoro complied with this Order but Mercer BC did not. On March 5, 2012, the Tribunal gave Mercer BC a further 14 days to comply with the payment order, but Mercer BC once again defaulted. As a result, on May 2, 2012, the Tribunal ordered that the Arbitration Proceedings shall be suspended until such time as Mercer BC complies with its Order.

As a result of this suspension, Mercer BC cannot issue a further termination notice to Tresoro because its right to do so is conditional on the Tribunal finding Tresoro to be in default in a manner alleged in the Default Notice. There will be no such determination until Mercer BC complies with the Tribunal's Order to post funds to pay the Tribunal's fees.

Gary Powers, President of Tresoro commented, "We will continue to actively pursue our legal remedies against Mr. Jivraj and his companies."

About Tresoro Mining Corp.

Tresoro Mining Corp. is a mineral exploration company. The Company's primary project is to develop the Guayabales Gold Project located in the Marmato Gold District, in Caldas, Colombia.  The Project is a bulk-tonnage, gold-silver target that is amenable to open pit mining as well as higher-grade gold-silver mineralization that can be drawn out with selective underground mining techniques. Historically Colombia has been one of the largest gold producers in the world and the Colombian mining industry remains one of the most dynamic and promising sectors of the Colombian economy.

Website:  www.tresoromining.com
Symbol:           OTCQB - TSOR; Frankfurt AN4, WKN NO. A0MUN4.
Contact:          Investor Relations
Tel.:                 + 1-877-981-3130

Important Cautionary Note Regarding Canadian Disclosure Standards

The Company is an "OTC Reporting Issuer" under BC Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by the British Columbia Securities Commission.  Accordingly, certain disclosure in this news releaseor other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the "SEC") applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC.  This news release or other disclosure provided by the

Company may use the terms "measured mineral resources", "indicated mineral resources" and "inferred mineral resources".  While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them.  United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves.  In addition, "inferred resources" have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category.  Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, or economic studies, except in rare cases.  U.S. investors are cautioned not to assume that part or all of an inferred resource exists, or is economically or legally mineable.

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS".  STATEMENTS IN THIS NEWS RELEASE THAT ARE NOT PURELY HISTORICAL ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY.  OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES.  THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS.  THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS.  ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSIONHAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE.  THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

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